CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the quarterly filing of Stock Market Solutions, Inc., a
Nevada corporation (the "Company"), on Form 10-QSB for the period ended March
31, 2003, as filed with the Securities and Exchange Commission (the "Report"),
I, Richard Smitten, Chief Executive Officer and Principal Financial Officer of
the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C.ss.1350), that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/Richard Smitten
President and Principal Financial Officer